UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-39061	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7303 30th Street S.E.
Calgary, Alberta		T2C 1N6
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (403) 723-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

BDC Facility Funding

On September 18, 2026, DIRTT Environmental Solutions Ltd. (the “Company”) received the final C$5.0million disbursement under the Company’s previously disclosed credit facility (the “BDC Facility”) with Business Development Bank of Canada (“BDC”). The Company has now received the full C$15.0 million gross financing commitment under the BDC Facility. As previously disclosed, the BDC Facility is a secured term loan facility that matures on April 30, 2032 and bears interest at BDC’s floating base rate less 0.75%.The terms of the BDC Facility were previously disclosed in the Company’s Current Report on Form 8-Kfiled with the Securities and Exchange Commission on December 11, 2025 and are incorporated herein by reference.

Letter of Credit

In connection with, and as a condition to receiving, the funding under the BDC Facility, Royal Bank of Canada (the “Lender”) issued an irrevocable standby letter of credit, dated September 15, 2026 (the “Letter of Credit”), in favor of BDC for the account of the Company, in an aggregate amount of C$3.5 million.

The Letter of Credit is available to BDC upon written demand in the form specified in the Letter of Credit and may be drawn upon in partial or multiple drawings. The Letter of Credit has an initial term of one year and is automatically extended for successive one-year periods unless the Lender gives notice of non-renewal.

The foregoing description of the Letter of Credit does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter of Credit, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release announcing the funding on September 21, 2026. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated into this Item 7.01 by reference.

The information set forth under Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Letter of Credit, dated September 15, 2026, among the Company, Royal Bank of Canada and Business Development Bank of Canada.

99.1*	Press Release, dated September 21, 2026.

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRTT Environmental Solutions Ltd.

Date: September 23, 2026	By:	/s/ Fareeha Khan
Fareeha Khan
Chief Financial Officer